UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

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China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CHINA AUTOMOTIVE SYSTEMS, INC.

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Notice of Annual Meeting of Stockholders

To Be Held On August 26, 2022

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on August 26, 2022 (Friday) at 9 am local time at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China, and the Company will set up a conference room on August 25, 2022 at 9 pm at Henglong USA Corporation, 2546 Elliott Drive, Troy, Michigan, U.S. for the Company’s US shareholders to participate via WebEx connection as more fully described in the accompanying proxy statement, to:

1. 2.

elect five directors of the Company, to hold office until the 2023 annual meeting of stockholders and until their successors are elected and qualified;

ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022; and

3.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on July 5, 2022 (Tuesday) will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, the People’s Republic of China

July 11, 2022

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

CHINA AUTOMOTIVE SYSTEMS, INC.

Henglong Group, D8 Henglong Building

Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City

Hubei Province (430073), the People’s Republic of China

(86) 27-8757-0028

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PROXY STATEMENT

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2022 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders to be held on August 26, 2022 (Friday) at 9 am at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China and at any adjournments or postponements thereof (the “Annual Meeting”). The Company will set up a conference room on August 25, 2022 at 9 pm at Henglong USA Corporation, 2546 Elliott Drive, Troy, Michigan, U.S. for the Company’s US shareholders to participate at the Annual Meeting via WebEx connection. This proxy statement and the Company’s annual report will be made available on internet on or about July 11, 2022 (Monday).

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on August 26, 2022 (Friday) - the Company’s Annual Report for the year ended December 31, 2021 (the “Annual Report”) and this Proxy Statement are available at http://www.caasauto.com.

Only holders of the Company’s common stock as of the close of business on July 5, 2022 (Tuesday) (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 30,851,776 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the notice of internet availability of proxy materials (“Notice of Internet Availability”) mailed to the stockholders. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a paper copy of the proxy materials is requested by a stockholder and a signed proxy card is received by the Company that does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement; and (ii) the ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2022. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to non-routine items, which include the say-on-pay, say-on-frequency and director election proposals. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability, (b) if a proxy is executed in paper form, delivering another duly executed proxy bearing a later date, or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through the internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors is set forth below:

Name	Age	Position	Term Expires on the Date of the Annual Meeting Held in the Year
Hanlin Chen	65	Chairman	2023
Qizhou Wu	58	CEO and Director	2023
Guangxun Xu	71	Director	2023
Heng Henry Lu	56	Director	2023
Tong Kooi Teo	65	Director	2023

The Board of Directors has determined that the following directors for fiscal year 2022 are “independent” under the current rules of the Nasdaq Stock Market: Guangxun Xu, Heng Henry Lu and Tong Kooi Teo.

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo as directors to serve for a one-year term until the annual meeting of stockholders in 2023 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting.

Hanlin Chen

Hanlin Chen has served as the chairman of the Board of Directors and an executive officer since March 2003. From 1993 to 1997, Mr. Chen was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. Since 1997, he has been the chairman of the Board of Henglong Automotive Parts, Ltd.

Mr. Hanlin Chen is the brother-in-law of the Company’s senior vice president, Mr. Andy Tse.

As chairman of the Board of Directors, Mr. Chen oversees the implementation of the Company’s business plan.

The Board of Directors believes that Mr. Chen’s leadership and extensive knowledge of the Company are essential to the development of the Company’s strategic vision.

Qizhou Wu

Qizhou Wu has served as a director since March 2003 and as the chief executive officer of the Company since September 2007. He served as chief operating officer from 2003 to 2007. He was the executive general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and the general manager of Henglong Automotive Parts Co., Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Master’s degree in automobile engineering.

The Board of Directors believes that Mr. Wu’s experience and extensive knowledge of the Company are essential to the implementation of the Company’s strategic vision.

Guangxun Xu

Guangxun Xu has served as an independent director of the Company since December 2009. He is the chairman of both the audit committee and the nominating committee, and a member of the compensation committee, of the Board of Directors. Mr. Xu has been the Chief Representative of NASDAQ in China and a managing director of the NASDAQ Stock Market International, Asia for over ten (10) years. With a professional career in the finance field spanning over thirty (30) years, Mr. Xu’s practice focuses on providing package services on U.S. and U.K. listings, advising on and arranging for private placements, PIPEs, IPOs, pre-IPO restructuring, M&A, corporate and project finance, corporate governance, post-IPO IR compliance and risk control.

The Board of Directors believes that Mr. Xu’s many years of experience in working with public companies and financial markets in Asia provides value to the Board of Directors and the Company.

Heng Henry Lu

Heng Henry Lu has served as an independent director of the Company since July 2019. He is a member of the audit committee, the nominating committee and the compensation committee. He has been an adviser to NBS Group since February 2016. Dr. Lu was a partner of SVC China from 2012 to 2014 and Chief Representative of William Blair & Company, L.L.C., Shanghai Representative Office from 2006 to 2011. Prior to that, Dr. Lu was with McKinsey & Company advising global and domestic companies on their growth and financial strategies. Dr. Lu received a Doctor of Philosophy from Columbia University in 1997 and a Master of Business Administration from University of Chicago Business School in 2000.

The Board of Directors believes that Dr. Lu’s many years of experience in advising companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Tong Kooi Teo

Tong Kooi Teo has served as an independent director of the Company since July 2019. He is the chairman of the compensation committee, and a member of the audit committee and the nominating committee of the Board of Directors. He is the Chief Executive Officer of DPS Corporate Advisory Company Limited, Beijing, China, a member of Head International Group, China since March 2018. He is a senior and independent non-executive director of Tropicana Corporation Bhd since March 2021, listed on the Kuala Lumpur Stock Exchange. He is also Non-Executive Director of Guocoland (China) Limited since February 2018. He was the Managing Director of Guoco Investment (China) Ltd., Hong Kong from 2014 to 2018, after serving as the Group Managing Director of Guocoland (China) Ltd. from 2012 to 2014. Prior to that, Mr. Teo was the Chief Executive Officer (China and Vietnam Operations) of WCT Holdings Bhd, Malaysia from 2011 to 2012. He was the Chief Executive Officer of Hong Leong Asia Ltd (HLA), which is listed on the Singapore Stock Exchange from 2004 to 2010. From 2003 to 2004, Mr. Teo was the Managing Director of Tasek Corporation Bhd, Malaysia, which was listed on the Kuala Lumpur Stock Exchange. From 1994 to 2002, Mr. Teo was General Manager of Corporate Banking Division and Chief Operating Officer of Hong Leong Bank Malaysia. From 1989 to 1994, Mr. Teo was with Deutsche Bank Malaysia where his last held position was Head of Corporate Banking.

The Board of Directors believes that Mr. Teo’s many years of experience working with companies and banks in Asia and in the PRC and abroad provides perspective and global vision to the Company’s development.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating committee of the Board of Directors (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that a majority of the directors are independent under the rules of the Nasdaq Stock Market, that the members of the Company’s audit committee of the Board of Directors (the “Audit Committee”) meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and that at least one member of the Board of Directors qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board of Directors duties.

Board Composition
	Hanlin Chen	Qizhou Wu	Guangxun Xu	Heng Henry Lu	Tong Kooi Teo
Gender Identity
Male	X	X	X	X	X
Female
Non-Binary
Did Not Disclose Gender
Demographic Background
African American or Black
Alaskan Native or Native American
Asian	X	X	X	X	X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Process for Identifying and Evaluating Nominees.

The Nominating Committee believes the Company is well served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership of the Board of Directors, the Nominating Committee will re-nominate incumbent directors who continue to be qualified for service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board of Directors occurs between annual stockholder meetings, the Nominating Committee will seek potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board of Directors. Based on this input, the Nominating Committee will evaluate whether one of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board of Directors that such candidate be appointed to fill a then current vacancy or presented for the approval of the stockholders, as appropriate.

Stockholder Nominees.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election at the annual meeting to be held in 2023. Any such nominations should be submitted to the Nominating Committee, c/o Mrs. Wei Na (secretary to the Board of Directors), and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the bylaws of the Company and under the caption “Stockholder Proposals for 2023 Annual Meeting” below. Each director nominated in this Proxy Statement was recommended for election by the Nominating Committee and by the Board of Directors.

Board Nominees for the 2022 Annual Meeting.

The nominees listed in this proxy statement are the current five directors standing for re-election.

BOARD LEADERSHIP STRUCTURE

Mr. Hanlin Chen is the chairman of the Board of Directors and Mr. Qizhou Wu is the chief executive officer and a director of the Company. The Company’s leadership structure of a separate chairman of the Board of Directors and chief executive officer has historically proven effective for it in the areas of performance and corporate governance, among others. The Company does not have a lead independent director. The Company, in consideration of the size of the Board of Directors and the presence of three independent directors who constitute a majority, believes that it is not necessary to appoint a lead independent director. The Board of Directors has determined that its current structure is in the best interests of the Company and its stockholders. The Company believes that the independent nature of the audit, compensation and nominating committees of the Board of Directors also ensures that the Board of Directors maintains a level of independent oversight of management that is appropriate for the Company. The Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being faced by management and determines what constitutes an appropriate level of risk for the Company. While the ultimate risk oversight rests with the Board of Directors, the Board of Directors has delegated the responsibility for the management of certain types of risks to its committees. For example, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management, and risks related to the compensation programs are reviewed by the compensation committee of the Board of Directors (the “Compensation Committee”). The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Based on the number of years of service to the Board of Directors, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation of the members of the Board of Directors was appropriate as of December 31, 2021. The independent directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of between $8,000 and $14,850 per quarter. The directors are reimbursed for certain expenses in connection with attending meetings of the Board of Directors and committees of the Board of Directors.

The Company has also granted, and expects to continue to grant, to non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company approved certain director grants at the annual meeting of the stockholders in 2005, which grants were included in the 2004 stock option plan (the “2004 Stock Option Plan”). At the 2014 annual meeting of stockholders, the stockholders of the Company approved an amendment to the 2004 Stock Option Plan that extended its term for an additional ten (10) years. Pursuant to such amendment, the 2004 Stock Option Plan will expire on June 27, 2025.

The options granted to non-employee directors that are currently outstanding or were outstanding during the past three (3) years are as follows:

*	In 2019, the Company did not issue any options to independent directors.

*	In 2020, the Company did not issue any options to independent directors.

*	On February 3, 2021, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $6.26 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

The Company determines each director’s compensation based on the number of years of service, workload and performance. The management believes that the pay for the members of the Board of Directors was appropriate as of December 31, 2021. The compensation that directors received for serving on the Board of Directors for fiscal year 2021 was as follows (figures are in thousands of USD):

Name	Fees earned or paid in cash	Option awards (1)	Total
Tong Kooi Teo	$32	$29	$61
Guangxun Xu	$59	$29	$88
Heng Henry Lu	$32	$29	$61

(1)	Other than the cash payment based on the number of a director’s service years, workload and performance, the Company grants option awards to each director every year. In accordance with ASC Topic 718, the cost of the above-mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions.

The cost of the above-mentioned compensation paid to directors was measured based on investment, operating, technology and consulting services they provided. Except as stated above, no other directors had received any compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation and nominating committees. The Board of Directors met eight (8) times during 2021. The Audit Committee met four (4) times, the Compensation Committee met four (4) times and the Nominating Committee met four (4) times during 2021. Each member of the Board of Directors attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. The audit, compensation and nominating committees’ charters are available on the Company’s website at www.caasauto.com.

Audit Committee.

The Audit Committee currently consists of Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Guangxun Xu qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors.

Nominating Committee.

The Nominating Committee currently consists of Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo, each of whom the Board of Directors has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.

Compensation Committee.

The Compensation Committee currently consists of Tong Kooi Teo (chairman), Guangxun Xu and Heng Henry Lu. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2021, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our directors may email the chairman Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholders meetings. Last year, five (5) directors attended the annual meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer and principal financial officer. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the SEC.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of March 30, 2022 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and Named Executive Officers (defined below), and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China. The percentage ownership is based on 30,851,776 shares of common stock outstanding on March 30, 2022 (exclusive of 1,486,526 shares of treasury stock).

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	17,849,014	57.85%
Li Ping Xie (1)	17,849,014	57.85%
Wiselink Holdings Limited, “Wiselink” (1)	17,849,014	57.85%
Qizhou Wu, CEO and Director	1,325,136	4.30%
Guangxun Xu, Director	—	—%
Tong Kooi Teo, Director	—	—%
Heng Henry Lu, Director	—	—%
Haimian Cai, VP	—	—%
Jie Li, CFO (2)	91,031	0.30%
Tse Andy, Sr. VP	400,204	1.30%
Yijun Xia, VP	17,200	0.06%
All Directors and Executive Officers (9 persons)	19,682,585	63.80%

(1)	These 17,849,014 shares of common stock include: (i) 13,322,547 shares of common stock beneficially owned by Mr. Hanlin Chen; (ii) 1,502,925 shares of common stock beneficially owned by Ms. Liping Xie, Mr. Hanlin Chen’s wife; and (iii) 3,023,542 shares of common stock beneficially owned by Wiselink, a company controlled by Mr. Hanlin Chen.

(2)	Includes 50,000 shares held as nominee for Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. On October 13, 2014, the Company issued 4,078,000 of its common shares in a private placement to nominee holders of Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. for the acquisition of the 19.0% and 20.0% equity interest in Jiulong and Henglong held by Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd., respectively. All of the nominee holders of Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. are unrelated parties except for Mr. Jie Li (CFO).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related parties are related through common ownership with the major stockholders of the Company:

•	Jingzhou Henglong Fulida Textile Co., Ltd., “Fulida”
•	Xiamen Joylon Co., Ltd., “Xiamen Joylon”
•	Shanghai Tianxiang Automotive Parts Co., Ltd., “Shanghai Tianxiang”
•	Shanghai Jinjie Industrial & Trading Co., Ltd., “Shanghai Jinjie”
•	Jiangling Tongchuang Machining Co., Ltd., “Jiangling Tongchuang”
•	Shanghai Hongxi Investment Inc, “ Hongxi”
•	Hubei Wiselink Equipment Manufacturing Co., Ltd., “Hubei Wiselink”
•	Jingzhou Derun Agricultural S&T Development Co., Ltd., “Jingzhou Derun”
•	Jingzhou Tongying Alloys Materials Co., Ltd., “Jingzhou Tongying”
•	Wuhan Dida Information S&T Development Co., Ltd., “Wuhan Dida”
•	Hubei Wanlong Investment Co., Ltd., “Hubei Wanlong”
•	Jingzhou Yude Machining Co., Ltd., “Jingzhou Yude”
•	Wiselink Holdings Limited, “Wiselink”
•	Beijing Hainachuan HengLong Automotive Steering System Co., Ltd., “Beijing Henglong”
•	Honghu Changrun Automotive Parts Co., Ltd., “Honghu Changrun”
•	Jingzhou Henglong Real Estate Co., Ltd., “Henglong Real Estate”
•	Xiamen Joylon Automotive Parts Co., Ltd., “Xiamen Automotive Parts”
•	Jingzhou Jiulong Machinery and Electronic Trading Co., Ltd., “Jiulong Machinery”
•	Wuhan Tongkai Automobile Motor Co., Ltd., “Wuhan Tongkai”
•	Jingzhou Natural Astaxanthin Inc, “Jingzhou Astaxanthin”
•	Hubei Asta Biotech Inc., “Hubei Asta”

•	Shanghai Yifu Automotive Electronics Technology Co., Ltd., “Shanghai Yifu”
•	Suzhou Qingyan Venture Capital Fund L.P., “Suzhou Qingyan”
•	Chongqing Qingyan Venture Capital Fund L.P., “Chongqing Qingyan”
•	Chongqing Jinghua Automotive Intelligent Manufacturing Technology Research Co., Ltd., “Chongqing Jinghua”
•	Hubei Hongrun Intelligent System Co., Ltd., “Hubei Hongrun”
•	Jingzhou WiseDawn Electric Car Co., Ltd., “Jingzhou WiseDawn”
•	Hubei Zhirong Automobile Technology Co., Ltd., “Hubei Zhirong”
•	Hubei Tongrun Automotive Parts Industry Development Co., Ltd., “Hubei Tongrun”
•	Hubei Qingyan Venture Capital Fund L.P, “Hubei Qingyan”
•	Hubei Henglongtianyu Pipe system Co., Ltd., “Henglong Tianyu”
•	Wuhan Ewinlink Intelligent System Co., Ltd., “Ewinlink”
•	Hubei HLTW Automotive Lightweight Co., Ltd., “Hubei HLTW”
•	Hubei Jinlv New Energy Battery Technology Co., Ltd., “Hubei Jinlv”
•	Hubei Yiling Intelligent Technology Co., Ltd., “Hubei Yiling”
•	Sentient AB

Related Party Transactions.

The Company’s Audit Committee’s charter provides that one of its responsibilities is to review and approve related party transactions defined as those transactions required to be disclosed under Item 404 of Regulation S-K of the rules and regulations under the Exchange Act. The Company has a formal written set of policies and procedures for the review, approval or ratification of related party transactions. Where a related party transaction is identified, the Audit Committee reviews and, where appropriate, approves the transaction based on whether it believes that the transaction is at arm’s length and contains terms that are no less favorable than what the Company could have obtained from an unaffiliated third party.

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated at fair market price and under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

Related party transactions during the years ended December 31, 2021 and 2020, are as shown below (figures are in thousands of USD):

Merchandise Sold to Related Parties

	Year Ended December 31,
	2021	2020
Hubei Hongrun	$25,229	$24,792
Beijing Henglong	24,604	24,672
Jingzhou Yude	10,784	—
Xiamen Automotive Parts	3,864	3,274
Other related parties	650	484
Total	$65,131	$53,222

Rental Income Obtained from Related Parties

	Year Ended December 31,
	2021	2020
Wuhan Tongkai	$180	$193
Jingzhou Tongying	170	101
Hubei Hongrun	112	100
Hubei ASTA	23	21
Other related parties	8	8
Total	$493	$423

Materials Sold to Related Parties

	Year Ended December 31,
	2021	2020
Honghu Changrun	$1,000	$362
Jingzhou Yude	278	306
Jiangling Tongchuang	626	483
Jingzhou Tongying	580	426
Beijing Henglong	32	1
Hubei Hongrun	12	180
Other related parties	25	5
Total	$2,553	$1,763

Materials Purchased from Related Parties

	Year Ended December 31,
	2021	2020
Jingzhou Tongying	$10,702	$8,677
Wuhan Tongkai	9,718	5,791
Jiangling Tongchuang	7,009	6,943
Honghu Changrun	2,358	1,868
Henglong Tianyu	1,014	274
Hubei Wiselink	481	326
Hubei Yiling	286	—
Other related parties	12	—
Total	$31,580	$23,879

Technology and Services Provided by Related Parties (recorded in R&D Expenses)

	Year Ended December 31,
	2021	2020
Sentient AB	$935	$—
Jingzhou Derun	—	26
Total	$935	$26

Property, Plant and Equipment Purchased from Related Parties

	Year Ended December 31,
	2021	2020
Hubei Wiselink	$1,200	$1,371
Ewinlink	—	499
Honghu Changrun	—	59
Total	$1,200	$1,929

Loan provided to a related party

	Year Ended December 31,
	2021	2020
Related party loan	$—	$151

As of December 31, 2021 and 2020, accounts receivable, accounts payable and advance payments between the Company and related parties are as shown below (figures are in thousands of USD):

Accounts and Notes Receivable from Related Parties

	December 31,
	2021	2020
Hubei Hongrun	$6,918	$4,054
Jingzhou Yude	5,740	1,283
Xiamen Automotive Parts	1,533	1,565
Beijing Henglong	—	9,630
Xiamen Joylon	890	870
Other related parties	424	220
Total accounts and notes receivable - related parties	15,505	17,622
Less: allowance for doubtful accounts - related parties	(898)	(1)
Accounts and notes receivable, net - related parties	$14,607	$17,621

Accounts and Notes Payable to Related Parties

	December 31,
	2021	2020
Wuhan Tongkai	$4,812	$4,523
Hubei Wiselink	2,984	2,779
Jingzhou Tongying	3,195	2,628
Henglong Tianyu	1,602	1,673
Honghu Changrun	484	609
Jiangling Tongchuang	240	506
Other related parties	147	12
Total	$13,464	$12,730

Advance Payments for Property, Plant and Equipment to Related Parties

	December 31,
	2021	2020
Hubei Wiselink	$565	$2,187
Henglong Real Estate	245	1,097
Total	$810	$3,284

Other Advance Payments and Others to Related Parties

	December 31,
	2021	2020
Jiangling Tongchuang	$324	$—
Honghu Changrun	—	238
Hongxi	—	153
Other related parties	276	131
Total	$600	$522

As of December 31, 2021, the date the Company issued the financial statements, Hanlin Chen, Chairman, owns 57.9% of the common stock of the Company and has the effective power to control the vote on substantially all significant matters without the approval of other stockholders.

EXECUTIVE COMPENSATION

Elements of Compensation.

The Company’s executive compensation consists of the following elements.

Base Salary

In determining the amount of base salaries for our named executive officers (“Named Executive Officers”), the Compensation Committee strives to establish base salaries that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after considering individual responsibilities, performance and experience. The Compensation Committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies.

The Company’s Board of Directors and Compensation Committee have approved the current salaries for executives: RMB 2.1 million (equivalent to approximately $0.33 million) for the Chairman, RMB 1.4 million (equivalent to approximately $0.22 million) for the CEO and RMB 0.8 million (equivalent to approximately $0.12 million) individually for each other officer in 2021.

Performance Bonus

a.	Grantees: Mr. Hanlin Chen, Mr. Qizhou Wu, Mr. Andy Tse, Mr. Jie Li, and Mr. Yijun Xia.
b.	Conditions: based on the Company’s consolidated financial statements, (i) the year over year growth rate of sales for 2021 must be 5% or higher; or (ii) the year over year growth rate of sales for 2021 must be 10% or higher.
c.	Bonus: If condition (i) is satisfied, 25% of each officer’s annual salary in 2021. If condition (ii) is satisfied, 50% of each officer’s annual salary in 2021.

The Company accrued 50% of the annual salary as performance bonus for each Named Executive Officer in 2021 as the Company reached the above condition (ii).

Stock Option Awards

The stock options plan proposed by management, which aims to incentivize and retain core employees, to meet employees’ benefits, the Company’s long term operating goals and stockholder benefits, was approved at the Annual Meeting of Stockholders held on June 28, 2005, and extended for ten years at the Annual Meeting of Stockholders held on September 16, 2014. The maximum common shares available for issuance under the plan is 2,200,000. The term of the plan was extended to June 27, 2025.

There were no stock options granted to management in 2021.

Other Compensation

Other than the base salary for the Company’s Named Executive Officers, the performance bonus and the stock option awards referred to above, the Company does not have any other benefits and perquisites for its Named Executive Officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems advisable to do so.

Option Exercises and Stock Vested

During fiscal year 2021, no shares were acquired by the Named Executive Officers of the Company under the 2004 Stock Option Plan.

Role of Executives in Executive Compensation Decisions.

The Compensation Committee seeks input from the Company’s chairman and chief executive officer when discussing the performance of, and compensation levels for, executives other than the chairman or the chief executive officer. None of our executives participates in deliberations relating to his own compensation. In particular, the Compensation Committee seeks input from the Company’s chairman and chief executive officer in assessing the performance of individual executive officers, assessing competitive conditions in the market for retaining key employees and establishing the Company’s business goals and financial objectives which are used by the Compensation Committee in setting compensation levels.

Employment Contracts and Termination of Employment.

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed by PRC law. Other than the amounts of compensation to be paid by the Company, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of five (5) years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is no longer suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice to the Company. The compensation stated in the agreement is the base salary and is subject to adjustment on an annual basis.

Compensation of Executive Officers.

The following describes the compensation arrangements under the employment contracts of our Named Executive Officers.

*	Hanlin Chen, the Company’s Chairman, has a renewed employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Chen received an annual salary of approximately $330,000 during the fiscal year ended December 31, 2021.
*	Qizhou Wu, the Company’s CEO, has an employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Wu received an annual salary of approximately $220,000 during the fiscal year ended December 31, 2021.
*	Haimian Cai, the Company’s Vice President, has an employment agreement that became effective as of July 8, 2010. The agreement is for an indefinite term pursuant to the local rules and regulations. Mr. Cai received an annual salary of approximately $356,000 during the fiscal year ended December 31, 2021.

Summary Compensation Table.

The compensation that the Company’s CEO and the two most highly compensated executive officers other than the CEO (collectively, the “Named Executive Officers”) received for their services for fiscal years 2021 and 2020 were as follows (figures are in thousands of USD):

Name and principal position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Total
Hanlin Chen (Chairman)	2021	$330	$165	$—	$495
	2020	$330	$—	$—	$330

Qizhou Wu (CEO)	2021	$220	$110	$—	$330
	2020	$220	$—	$—	$220

Jie Li (CFO)	2021	$132	$66	$—	$198
	2020	$132	$—	$—	$132

Haimian Cai (Vice President)	2021	$356	$—	$—	$356
	2020	$337	$—	$—	$337

(1)	Salary – Please refer to Base Salary disclosed under “Elements of compensation” section above for further details.
(2)	Bonus – Please refer to Performance Bonus disclosed under “Elements of compensation” section above for further details.
(3)	Option Awards – Please refer to Stock Option Awards disclosed under “Elements of compensation” section above for further details.

For detailed information on option exercises and stock vested, please see Note 17 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2021.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Audit Committee:

*	reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021 with the Company’s management and PwC, the Company’s independent auditors;
*	discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;
*	reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence and concluded that the non-audit services performed by PwC are compatible with maintaining their independence;
*	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC; and
*	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo

Audit Committee’s Pre-approval Policy.

During the fiscal years ended December 31, 2021 and 2020, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services.

The following table sets forth the aggregate fees for professional audit services rendered by PricewaterhouseCoopers Zhong Tian LLP for the audit of the Company’s annual financial statements and other services provided in the fiscal years 2021 and 2020. The Audit Committee has approved all of the following fees (figures are in thousands of USD):

	Fiscal Year Ended
	2021	2020
Audit Fees	$768	$638

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2023 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “For” the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2022. On April 12, 2022, the U.S. Securities and Exchange Commission, pursuant to the Holding Foreign Companies Accountable Act (the “HFCA Act”), has provisionally identified the Company as a U.S. listed company that has retained an audit firm with a branch or office located in a non-U.S. jurisdiction, which the U.S. Public Company Accounting Oversight Board (“PCAOB”) has determined it is unable to inspect or investigate completely because of a position taken by an authority in that jurisdiction. If the PCAOB is unable to inspect the relevant branch or office of the Company's audit firm for three consecutive years, Section 2 of the HFCA Act requires the SEC to prohibit the Company's securities from being traded on any U.S. securities exchange (including NASDAQ). Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “For” the ratification of the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2022.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed by the Company on March 30, 2022, which is made available together with this proxy statement on the website specified above to all stockholders in connection with the Annual Meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2023 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, The People’s Republic of China on or before April 29, 2023.

By Order of the Board of Directors

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, People’s Republic of China

July 11, 2022

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

Your **Vote** Counts!

CHINA AUTOMOTIVE SYSTEMS, INC.

2022 Annual Meeting

Vote by August 25, 2022
11:59 PM ET

GENERAL BROKER

Mextane, Inc.
P.O. Box 9142
Farmingdale, NY 11735

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Ricky Campana
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FLASHID-JOB#

You invested in CHINA AUTOMOTIVE SYSTEMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 26, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CHINA AUTOMOTIVE SYSTEMS, INC.
2022 Annual Meeting
Vote by August 25, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Elect five directors of the Company to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. **Nominees:** 01) Hanlin Chen 03) Guangxun Xu 05) Tong Kooi Teo 02) Qizhou Wu 04) Heng Henry Lu	For
2. Ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company's independent auditors for the fiscal year ending December 31, 2022.	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

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DIXON CHEN
AWAKEN ADVISORS
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

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To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Hanlin Chen 02) Qizhou Wu 03) Guangxun Xu 04) Heng Henry Lu 05) Tong Kooi Teo

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The Board of Directors recommends you vote FOR the following proposal:

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0000572826_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

CHINA AUTOMOTIVE SYSTEMS, INC.
Annual Meeting of Stockholders
August 26, 2022 at 9:00 AM

The stockholder of China Automotive Systems, Inc., by signing this card, hereby appoints Hanlin Chen and Qizhou Wu, or either of them, as proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of China Automotive Systems, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held on August 26, 2022 (Friday), at 9:00 AM local time, at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People's Republic of China, as more fully described in the accompanying Proxy Statement.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated on the reverse side. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 and 2.

0000572826_2 R1.0.0.24

Continued and to be signed on reverse side